EXHIBIT 99.1

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


              Per           Date             M Cashcap
                1          9/25/2003            15.16
                2         10/25/2003             9.24
                3         11/25/2003             9.11
                4         12/25/2003             9.38
                5          1/25/2004             9.15
                6          2/25/2004             9.15
                7          3/25/2004             9.63
                8          4/25/2004             9.15
                9          5/25/2004             9.38
               10          6/25/2004             9.15
               11          7/25/2004             9.38
               12          8/25/2004             9.15
               13          9/25/2004             9.15
               14         10/25/2004             9.38
               15         11/25/2004             9.15
               16         12/25/2004             9.38
               17          1/25/2005             9.15
               18          2/25/2005             9.15
               19          3/25/2005             9.89
               20          4/25/2005             9.15
               21          5/25/2005              9.4
               22          6/25/2005             9.15
               23          7/25/2005             9.43
               24          8/25/2005             9.17
               25          9/25/2005             9.18
               26         10/25/2005             9.45
               27         11/25/2005             8.89
               28         12/25/2005             9.17
               29          1/25/2006             8.89
               30          2/25/2006             8.88
               31          3/25/2006             9.81
               32          4/25/2006             8.88
               33          5/25/2006             9.77
               34          6/25/2006             9.46
               35          7/25/2006             9.77
               36          8/25/2006             9.46
               37          9/25/2006             9.46
               38         10/25/2006             9.77
               39         11/25/2006            10.31
               40         12/25/2006            10.65
               41          1/25/2007            10.31
               42          2/25/2007            10.31
               43          3/25/2007            11.41
               44          4/25/2007            10.31
               45          5/25/2007            11.24
               46          6/25/2007            10.88
               47          7/25/2007            11.24
               48          8/25/2007            10.88
               49          9/25/2007            10.88
               50         10/25/2007            11.24
               51         11/25/2007            10.89
               52         12/25/2007            11.25
               53          1/25/2008            10.89
               54          2/25/2008            10.89
               55          3/25/2008            11.64
               56          4/25/2008            10.89
               57          5/25/2008            11.25
               58          6/25/2008            10.89
               59          7/25/2008            11.25
               60          8/25/2008            10.89
               61          9/25/2008            10.89
               62         10/25/2008            11.25
               63         11/25/2008            10.88
               64         12/25/2008            11.25
               65          1/25/2009            10.88
               66          2/25/2009            10.88
               67          3/25/2009            12.04
               68          4/25/2009            10.88
               69          5/25/2009            11.24
               70          6/25/2009            10.87
               71          7/25/2009            11.23
               72          8/25/2009            10.87
               73          9/25/2009            10.87
               74         10/25/2009            11.23
               75         11/25/2009            10.86
               76         12/25/2009            11.22
               77          1/25/2010            10.86
               78          2/25/2010            10.86
               79          3/25/2010            12.02
               80          4/25/2010            10.86
               81          5/25/2010            11.22
               82          6/25/2010            10.85
               83          7/25/2010            11.21
               84          8/25/2010            10.85
               85          9/25/2010            10.85
               86         10/25/2010            11.21
               87         11/25/2010            10.85
               88         12/25/2010            11.21
               89          1/25/2011            10.84
               90          2/25/2011            10.84
               91          3/25/2011               12
               92          4/25/2011            10.84
               93          5/25/2011             11.2
               94          6/25/2011            10.84
               95          7/25/2011             11.2
               96          8/25/2011            10.83
               97          9/25/2011            10.83
               98         10/25/2011            11.19
               99         11/25/2011            10.83
              100         12/25/2011            11.19
              101          1/25/2012            10.83
              102          2/25/2012            10.82
              103          3/25/2012            11.57
              104          4/25/2012            10.82
              105          5/25/2012            11.18
              106          6/25/2012            10.82
              107          7/25/2012            11.18
              108          8/25/2012            10.82
              109          9/25/2012            10.82
              110         10/25/2012            11.17
              111         11/25/2012            10.81
              112         12/25/2012            11.17
              113          1/25/2013            10.81
              114          2/25/2013            10.81
              115          3/25/2013            11.97
              116          4/25/2013            10.81
              117          5/25/2013            11.17
              118          6/25/2013            10.81
              119          7/25/2013            11.16
              120          8/25/2013             10.8
              121          9/25/2013             10.8
              122         10/25/2013            11.16
              123         11/25/2013             10.8
              124         12/25/2013            11.16
              125          1/25/2014             10.8
              126          2/25/2014             10.8
              127          3/25/2014            11.95
              128          4/25/2014            10.79
              129          5/25/2014            11.15
              130          6/25/2014            10.79
              131          7/25/2014            11.15
              132          8/25/2014            10.79
              133          9/25/2014            10.79
              134         10/25/2014            11.15
              135         11/25/2014            10.79
              136         12/25/2014            11.15
              137          1/25/2015            10.79
              138          2/25/2015            10.79
              139          3/25/2015            11.94
              140          4/25/2015            10.78
              141          5/25/2015            11.14
              142          6/25/2015            10.78
              143          7/25/2015            11.14
              144          8/25/2015            10.78
              145          9/25/2015            10.78
              146         10/25/2015            11.14
              147         11/25/2015            10.78
              148         12/25/2015            11.14
              149          1/25/2016            10.78
              150          2/25/2016            10.78
              151          3/25/2016            11.52
              152          4/25/2016            10.78
              153          5/25/2016            11.14
              154          6/25/2016            10.78
              155          7/25/2016            11.13
              156          8/25/2016            10.78
              157          9/25/2016            10.77
              158         10/25/2016            11.13
              159         11/25/2016            10.77
              160         12/25/2016            11.13
              161          1/25/2017            10.77
              162          2/25/2017            10.77
              163          3/25/2017            11.93
              164          4/25/2017            10.77
              165          5/25/2017            11.13
              166          6/25/2017            10.77
              167          7/25/2017            11.13